UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5484

Zenix Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report

March 31, 2005

What’s Inside

Zenix Income Fund Inc.

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i  growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, the first quarter 2005 GDP growth estimate came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii  moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii  by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured pace”, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

Despite volatility at the end of the 12-month period, the high yield market, as represented by the Citigroup High Yield Market Index,iv  returned 7.21%, outperforming all other major fixed income asset classes.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected fund performance.

Special Shareholder Notice

Since the inception of this Fund, shareholders have been receiving printed reports on a quarterly basis. Because there are a number of sources that provide important information about the Fund on a timely basis, and because of the expense to the Fund of printing and mailing shareholder reports quarterly, in the future, shareholders will only receive full shareholder reports semi-annually, after the end of the first six months of the Fund’s fiscal year and then after the end of the fiscal year. These reports will continue to provide a complete portfolio of holdings as of the end of each period and letters from the Fund’s portfolio managers about the Fund’s performance during the period as well as detailed financial information.

There are a number of sources from which you can obtain current information about the Fund. The Citigroup Asset Management website, www.citigroupam.com, includes detailed information about the Fund that is updated daily and provides a link to the Fund’s shareholder reports and press releases. The Fund issues a press release each month that summarizes its portfolio allocation and other portfolio characteristics that is accessible on the website. The Fund files complete portfolios of holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q; these reports can be found on the SEC’s website, www.sec.gov. If you have questions about the Fund please call our investor relations number, 1-888-735-6507.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

Zenix Income Fund Inc.

MANAGER OVERVIEW

Performance Review

For the 12 months ended March 31, 2005, the Zenix Income Fund Inc. returned -10.37%, based on its New York Stock Exchange (“NYSE”) market price and 7.17% based on its net asset value (“NAV”)v per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index,iv returned 7.21% and its Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagevi was 11.47% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.3680 per share. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of March 31, 2005. The difference between the two returns is due to the larger decrease in the market price during the year versus the NAV. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE

AS OF MARCH 31, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return

$3.03 (NAV)	11.43%	7.17%

$3.22 (Market Price)	10.77%	-10.37%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of March 31, 2005 and are subject to change.

Market Overview

During the 12 months ended March 31, 2005, the high-yield market, as represented by the Citigroup High Yield Market Index, returned 7.21%. The high-yield market started the Fund’s fiscal year down as terrorism fears incited a flight to quality and weak employment numbers exerted pressure on stock markets, driving U.S. Treasury yields higher. April and May, in particular, saw negative returns across most fixed-income markets, including the high-yield market, when an improving labor market and fears of rising inflation sparked a sell-off in U.S. Treasury bonds. Large mutual fund outflows, continued profit taking and greater focus on company fundamentals also contributed to negative returns.

However, the high-yield bond market rallied for the remainder of 2004 as investors gained confidence that inflation was contained and the Fed would raise rates at a “measured pace.” This resulted in a strong rally in U.S. Treasuries and tighter spreads across fixed-income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high-yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and more hawkish comments from the Fed regarding inflation led the market back down in first quarter 2005. In addition, General Motor Corp.’s unexpected negative earnings warning in mid-March reintroduced investor fears of the company’s possible downgrade to high-yield status, causing its spreads to widen dramatically. Continued rising commodity prices and growing inflationary concerns heightened market volatility near the end of the period.

Based on the 7.86% yieldvii of the Citigroup High Yield Market Index as of March 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Factors Influencing Fund Performance

Over the 12 months ending March 31, 2005, the Fund was adversely affected by its security selection (primarily in autos), higher-than-normal cash levels and underweighting of the energy and utilities sectors. Our overweight in the tower and restaurant sectors and underweight in the retail sector and in BB-rated securities benefited the portfolio over the 12 months. Our security selection in the steel and chemicals sectors and the use of leverage also positively contributed to the Fund’s performance during the period.

Looking for Additional Information?

The fund is traded under the symbol “ZIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XZIFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Thank you for your investment in the Zenix Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel, CFA
Vice President and	Vice President and
Investment Officer	Investment Officer

April 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Repurchase Agreement (5.2%), El Paso Corp., Medium-Term Notes, Sr. Notes, 7.750% due 1/15/32 (2.4%), Sprint Capital Corp., Notes, 8.750% due 3/15/32 (2.1%), Nextel Communications, Inc., Sr. Notes, 6.875% due 10/31/13 (2.0%), Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (1.8%), UPC Broadband, 5.752% due 9/30/12 (1.8%), Lucent Technologies, Debentures, 6.450% due 3/15/29 (1.8%), AT&T Wireless Services, Inc., Sr. Notes, 7.875% due 3/1/11 (1.6%), Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15 (1.5%) and AT&T Wireless Services, Inc., Notes, 8.125% due 5/1/12 (1.4%). Please refer to pages 10 through 26 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings as of March 31, 2005 (as a percentage of net assets) were: Cable/Satellite Television (12.2%), Hotels/Casinos/Gaming (12.0%), Utilities (10.2%), Diversified Telecommunications (9.7%) and Telephone – Cellular (9.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
[v]	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.
vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 28 funds in the Fund’s Lipper category, and excluding sales charges.
vii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
viii	Yields are subject to change and will fluctuate.

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 53. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.

Fund at a Glance (unaudited)

Schedule of Investments

March 31, 2005

Face Amount	Rating(a)	Security	Value
CORPORATE BONDS AND NOTES — 93.7%
Aerospace/Defense — 0.1%
$ 100,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	$107,500

Airlines — 0.7%
1,723,536	D	Airplanes Pass-Through Trust, Corporate Asset-Backed Securities, Series D, 10.875% due 3/15/19 (b)(c)	0
		Continental Airlines, Inc., Pass-Through Certificates:
78,148	BB	Series 00-2, Class C, 8.312% due 4/2/11	63,425
420,000	B	Series 01-2, Class D, 7.568% due 12/1/06	334,627
		United Air Lines, Inc., Pass-Through Certificates:
167,472	NR	Series 00-1, Class B, 8.030% due 1/1/13 (c)	39,654
397,660	NR	Series 00-2, Class B, 7.811% due 4/1/11 (c)	141,808
185,000	NR	Series 01-1, Class C, 6.831% due 3/1/10 (c)	23,605

			603,119

Apparel — 0.8%
		Levi Strauss & Co., Sr. Notes:
100,000	B-	7.730% due 4/1/12 (d)(e)	98,750
155,000	B-	12.250% due 12/15/12	169,725
325,000	B-	9.750% due 1/15/15 (d)	320,938
149,000	B+	The William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11	165,390

			754,803

Automobile — 3.3%
120,000	B+	Arvin Capital Trust I, Capital Securities, 9.500% due 2/1/27	125,400
340,000	BBB-	Dana Corp., Notes, 6.500% due 3/1/09	335,066
		Ford Motor Co., Notes:
100,000	BBB-	7.875% due 6/15/10	101,916
125,000	BBB-	7.450% due 7/16/31	113,379
300,000	BBB-	Ford Motor Credit Co., Notes, 7.250% due 10/25/11	296,428
		General Motors Acceptance Corp.:
575,000	BBB-	Bonds, 8.000% due 11/1/31	501,990
		Notes:
225,000	BBB-	6.875% due 8/28/12	200,753
400,000	BBB-	6.750% due 12/1/14	346,104
		General Motors Corp.:
325,000	BBB-	Debentures, 8.375% due 7/15/33	278,786

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Automobile — 3.3% (continued)
$350,000	BBB-	Sr. Notes, 7.125% due 7/15/13	$302,022
100,000	B-	Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12	110,500
150,000	B-	Tenneco Automotive Inc., Secured Notes, Series B, 10.250% due 7/15/13	168,000
49,000	BB-	TRW Automotive Inc., Sr. Sub. Notes, 11.000% due 2/15/13	55,125

			2,935,469

Broadcasting/Multimedia — 2.3%
437,746	B-	CanWest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (d)	462,916
175,000	CCC-	Muzak LLC/Muzak Finance Corp., Sr. Notes, 10.000% due 2/15/09	144,375
75,000	B-	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	82,219
		Paxson Communications Corp.:
90,000	CCC-	Sr. Sub. Discount Notes, step bond to yield 11.374% due 1/15/09	84,150
135,000	CCC-	Sr. Sub. Notes, 10.750% due 7/15/08	134,663
265,000	B-	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	284,875
125,000	CCC+	Spanish Broadcasting System, Inc., Sub. Notes, 9.625% due 11/1/09	131,250
475,000	BBB+	Time Warner Inc., Sr. Debentures, 6.625% due 5/15/29	500,601
250,000	CCC+	Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14	238,125

			2,063,174

Building Products — 2.0%
400,000	B+	Ainsworth Lumber Co., Ltd., Sr. Notes, 6.750% due 3/15/14	382,000
		Associated Materials Inc.:
700,000	B-	Sr. Discount Notes, step bond to yield 11.239% due 3/1/14	490,000
75,000	B-	Sr. Sub. Notes, 9.750% due 4/15/12	81,000
275,000	CCC+	Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12	306,625

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Building Products — 2.0% (continued)
$300,000	B-	Goodman Global Holding Co., Inc., Sr. Notes, 5.760% due 6/15/12 (d)(e)	$298,500
250,000	CCC+	Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14	242,500

			1,800,625

Cable/Satellite Television — 7.2%
		Charter Communications Holdings, LLC:
		Sr. Discount Notes:
550,000	CCC-	11.750% due 1/15/10	474,375
490,000	CCC-	Step bond to yield 13.499% due 1/15/11	394,450
320,000	CCC-	Step bond to yield 24.804% due 5/15/11	222,400
875,000	CCC-	Sr. Notes, 10.750% due 10/1/09	721,875
		CSC Holdings Inc.:
425,000	BB-	Debentures, 7.625% due 7/15/18	444,125
		Sr. Notes:
175,000	BB-	7.875% due 12/15/07	182,875
		Series B:
225,000	BB-	8.125% due 7/15/09	238,500
125,000	BB-	7.625% due 4/1/11	130,625
300,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	331,500
400,000	BB-	DIRECTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	435,000
348,000	BB-	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	373,230
165,000	B-	Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield 13.748% due 2/15/11	165,000
300,000	B+	Insight Midwest LP/Insight Capital Inc., Sr. Notes, 10.500% due 11/1/10	322,500
		Intelsat (Bermuda), Ltd.:
300,000	B	Sr. Discount Notes, step bond to yield 9.253% due 2/1/15 (d)	191,250
150,000	B+	Sr. Notes, 7.805% due 1/15/12 (d)(e)	153,000
525,000	B	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13	564,375
50,000	B-	NTL Cable PLC., Sr. Notes, 8.750% due 4/15/14 (d)	54,125
225,000	B+	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14	238,500
795,000	B+	Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15	870,525

			6,508,230

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Chemicals — 4.7%
$195,000	BB-	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	$213,037
400,000	B+	Equistar Chemicals LP/Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	451,000
125,000	BB+	FMC Corp., Medium-Term Notes, Series A, 6.750% due 5/5/05	125,625
200,000	BB-	Huntsman Advanced Materials LLC., Secured Notes, 11.000% due 7/15/10 (d)	230,500
155,000	B+	Huntsman ICI Holdings LLC, Sr. Notes, 9.875% due 3/1/09	168,175
300,000	B+	International Specialty Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	322,500
315,000	BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	342,563
415,000	B+	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12	479,325
125,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	145,000
400,000	B-	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13	430,000
105,000	B-	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	108,675
		Resolution Performance Products Inc.:
75,000	CCC+	Sr. Secured Notes, 9.500% due 4/15/10	80,250
350,000	CCC	Sr. Sub. Notes, 13.500% due 11/15/10	379,750
		Rhodia S.A.:
125,000	CCC+	Sr. Notes, 10.250% due 6/1/10	136,875
475,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11	464,313
163,000	BB-	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	179,096

			4,256,684

Consumer Products and Services — 3.7%
290,000	BBB-	American Greetings Corp., Notes, 6.100% due 8/1/28	303,775
455,000	CCC+	Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07	448,175
300,000	CCC-	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	211,500
179,000	Aa3*	Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08	193,893
400,000	B	Playtex Products, Inc., Sr. Secured Notes, 8.000% due 3/1/11	433,000

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Consumer Products and Services — 3.7% (continued)
$300,000	B-	Riddell Bell Holdings Inc., Sr. Sub. Notes, 8.375% due 10/1/12 (d)	$309,000
		Service Corp. International:
220,000	BB	Debentures, 7.875% due 2/1/13	227,700
		Notes:
270,000	BB	6.875% due 10/1/07	274,725
635,000	BB	6.500% due 3/15/08	639,762
280,000	B	Sola International Inc., Notes, 6.875% due 3/15/08	302,487

			3,344,017

Containers/Packaging — 3.6%
400,000	B-	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	363,000
187,000	B-	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	211,777
600,000	BB-	Owens-Brockway Glass Container Inc., Sr. Secured Notes, 8.875% due 2/15/09	643,500
400,000	B+	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	446,000
		Pliant Corp.:
175,000	CCC+	Secured Notes, 11.125% due 9/1/09	175,875
60,000	CCC+	Sr. Sub. Notes, 13.000% due 6/1/10	51,000
125,000	CCC-	Radnor Holdings, Inc., Sr. Notes, 11.000% due 3/15/10	93,125
275,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	293,058
700,000	B	Stone Container Finance Corp., Sr. Notes, 7.375% due 7/15/14	696,500
260,000	CCC-	Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10	218,400

			3,192,235

Diversified Commercial Services — 1.4%
394,000	B-	Advanstar Communications Inc., Sr. Secured Notes, 10.294% due 8/15/08 (e)	409,760
400,000	B-	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11	412,000
		Iron Mountain, Inc., Sr. Sub. Notes:
100,000	B	8.625% due 4/1/13	101,500
325,000	B	7.750% due 1/15/15	322,563

			1,245,823

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Diversified Financial Services — 3.1%
$ 293,000	B-	BCP Caylux SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (d)	$335,485
175,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Sr. Secured Notes, 9.000% due 7/15/14 (d)	189,875
400,000	B-	Global Cash Access Finance Corp., Sr. Sub. Notes, 8.750% due 3/15/12	426,000
375,000	B-	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	405,000
405,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	433,649
1,000,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,027,500

			2,817,509

Diversified Manufacturing — 2.1%
220,000	NR	Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08	189,200
200,000	B-	Blount Inc., Sr. Sub Notes, 8.875% due 8/1/12	212,000
275,000	B-	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (d)	281,188
700,000	B-	KI Holdings Inc., Sr. Discount Notes, step bond to yield 9.879% due 11/15/14 (d)	434,000
275,000	B-	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12	298,375
225,000	B-	Mueller Holdings Inc., Sr. Discount Notes, step bond to yield 15.005% due 4/15/14	156,375
250,000	CCC+	Park-Ohio Industries, Inc., Sr. Sub. Notes, 8.375% due 11/15/14 (d)	242,500
100,000	B	Wolverine Tube, Inc., Sr. Notes, 10.500% due 4/1/09	106,000

			1,919,638

Diversified Telecommunications — 5.0%
		AT&T Corp., Sr. Notes:
425,000	BB+	9.050% due 11/15/11	485,031
225,000	BB+	9.750% due 11/15/31	275,625
50,000	B+	MCI Inc., Sr. Notes, 8.735% due 5/1/14	55,125
735,000	BB-	Qwest Corp., Notes, 9.125% due 3/15/12 (d)	802,988
		Qwest Services Corp., Notes:
575,000	B	14.000% due 12/15/10 (d)	668,438
283,000	B	14.500% due 12/15/14 (d)	343,138

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Diversified Telecommunications — 5.0% (continued)
		Sprint Capital Corp.:
$ 900,000	BBB-	Notes, 8.750% due 3/15/32	$1,171,154
600,000	BBB-	Sr. Notes, 6.875% due 11/15/28	644,286

			4,445,785

Electronics — 1.1%
		Amkor Technology, Inc.:
125,000	B	Sr. Notes, 9.250% due 2/15/08	120,000
374,000	CCC+	Sr. Sub. Notes, 10.500% due 5/1/09	336,600
55,000	B	Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to yield 10.747% due 9/12/20 (f)	29,906
440,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	460,388

			946,894

Energy – Pipelines — 4.3%
		Dynegy Holdings Inc.:
1,000,000	CCC+	Debentures, 7.625% due 10/15/26	776,250
525,000	B-	Secured Notes, 9.160% due 7/15/08 (d)(e)	565,688
1,425,000	CCC+	El Paso Corp., Medium-Term Notes, Sr. Notes, 7.750% due 1/15/32	1,350,187
		The Williams Cos., Inc., Notes:
275,000	B+	7.625% due 7/15/19	299,062
600,000	B+	7.875% due 9/1/21	657,000
200,000	B+	8.750% due 3/15/32	238,500

			3,886,687

Environmental Services — 1.5%
		Allied Waste North America, Inc., Sr. Notes:
25,000	BB-	7.250% due 3/15/15 (d)	23,875
		Series B:
455,000	BB-	8.500% due 12/1/08	468,650
75,000	BB-	9.250% due 9/1/12	80,625
325,000	B+	7.375% due 4/15/14	295,750
425,000	B	IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10	473,875

			1,342,775

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Farming/Agriculture — 0.6%
$425,000	B	Hines Nurseries, Inc., Sr. Sub. Notes, 10.250% due 10/1/11	$461,125
30,000	B+	Terra Capital, Inc., Sr. Secured Notes, 12.875% due 10/15/08	35,700

			496,825

Foods & Beverages — 1.6%
75,000	BB-	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	82,687
349,427	BB	Ahold Lease USA Inc., Series A-1, 7.820% due 1/2/20	375,853
155,000	B+	Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11	164,687
195,000	BB-	Dean Foods Co., Sr. Notes, 6.900% due 10/15/17	196,950
200,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	217,500
475,000	B-	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13	408,500

			1,446,177

Healthcare — 4.8%
225,000	D	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (c)	111,375
400,000	B-	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	400,000
50,000	B	Athena Neurosciences Finance LLC., Sr. Notes, 7.250% due 2/21/08	42,125
354,725	BB+	Dade Behring Holdings, Inc., Sr. Sub. Notes, 11.910% due 10/3/10	388,424
200,000	B	DaVita, Inc., Sr. Notes, 6.625% due 3/15/13 (d)	199,000
		Extendicare Health Services, Inc., Sr. Sub. Notes:
120,000	B	9.500% due 7/1/10	131,850
300,000	B-	6.875% due 5/1/14	297,750
200,000	BB+	HCA, Inc., Notes, 6.375% due 1/15/15	199,528
450,000	B-	Iasis Healthcare Inc., Sr. Sub. Notes, 8.750% due 6/15/14	471,375
225,000	CCC+	InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11	221,625
200,000	CCC+	Leiner Health Products Inc., Sr. Sub. Notes, 11.000% due 6/1/12	216,000
425,000	B-	Medical Device Manufacturing Inc., Sr. Sub. Notes, Series B, 10.000% due 7/15/12	456,875
750,000	B	Tenet Healthcare Corp., Notes, 7.375% due 2/1/13	710,625

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Healthcare — 4.8% (continued)
$450,000	BB-	Valeant Pharmaceuticals International, Sr. Notes, 7.000% due 12/15/11	$456,750

			4,303,302

Home Builders — 2.0%
		D.R. Horton, Inc.:
285,000	BB+	Sr. Notes, 8.000% due 2/1/09	307,831
160,000	BB-	Sr. Sub. Notes, 9.375% due 3/15/11	174,019
235,000	BB-	KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11	250,058
265,000	BBB-	Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10	278,190
185,000	BBB-	The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10	195,573
335,000	BB-	Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11	372,175
155,000	B+	Standard Pacific Corp., Sr. Sub. Notes, 9.250% due 4/15/12	175,925

			1,753,771

Home & Office Furnishings — 1.7%
435,000	CCC	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	361,050
300,000	B-	Interface, Inc., Sr. Notes, 10.375% due 2/1/10	337,500
425,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	445,188
575,000	B-	Simmons Bedding Co., Sr. Discount Notes, step bond to yield 10.006% due 12/15/14 (d)	362,250

			1,505,988

Hotels/Casinos/Gaming — 7.5%
370,000	B+	Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09	406,075
		Herbst Gaming, Inc., Sr. Sub. Notes:
425,000	B-	8.125% due 6/1/12	444,125
50,000	B-	7.000% due 11/15/14 (d)	50,000
		Hilton Hotels Corp.:
100,000	BBB-	Notes, 7.625% due 12/1/12	114,336
270,000	BBB-	Sr. Notes, 7.950% due 4/15/07	288,330
		Host Marriott, L.P.:
515,000	B+	Notes, Series I, 9.500% due 1/15/07	545,900
200,000	B+	Sr. Notes, 6.375% due 3/15/15 (d)	192,000

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Hotels/Casinos/Gaming — 7.5% (continued)
$450,000	B	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	$447,750
400,000	B	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	431,000
375,000	B	Las Vegas Sands Corp., Sr. Notes, 6.375% due 2/15/15 (d)	357,656
		Mandalay Resort Group:
125,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	131,875
340,000	BB-	Sr. Sub. Notes, Series B, 10.250% due 8/1/07	371,450
		Meristar Hospitality Operating Partnership, L.P., Sr. Notes:
50,000	CCC+	9.000% due 1/15/08	52,000
350,000	CCC+	10.500% due 6/15/09	376,250
		MGM MIRAGE:
475,000	BB+	Sr. Notes, 6.750% due 9/1/12	480,938
		Sr. Sub. Notes:
155,000	BB-	9.750% due 6/1/07	167,400
225,000	BB-	8.375% due 2/1/11	244,125
250,000	B+	The Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875% due 2/15/15 (d)	248,750
		Park Place Entertainment Corp., Sr. Sub. Notes:
200,000	BB-	8.875% due 9/15/08	219,750
100,000	BB-	7.875% due 3/15/10	109,500
455,000	BB-	8.125% due 5/15/11	506,187
450,000	B-	Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.250% due 3/15/12	452,250
125,000	B+	Station Casinos, Inc., Sr. Sub Notes, 6.875% due 3/1/16	125,781

			6,763,428

Leisure/Entertainment — 0.8%
625,000	B-	Cinemark, Inc., Sr. Discount Notes, step bond to yield 9.386% due 3/15/14	446,875
50,000	CCC+	Loews Cineplex Entertainment Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (d)	50,000
		Six Flags, Inc., Sr. Notes:
175,000	CCC	9.750% due 4/15/13	164,063
100,000	CCC	9.625% due 6/1/14	92,750

			753,688

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Machinery — 0.7%
$ 75,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	$74,625
25,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (d)	26,750
100,000	B-	Dresser-Rand Group Inc., Sr. Sub. Notes, 7.375% due 11/1/14 (d)	100,500
265,000	B	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	289,512
120,000	B+	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	129,900

			621,287

Mining/Steel — 1.1%
175,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	172,375
179,000	BBB	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	210,325
230,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	254,150
300,000	BBB	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	359,676

			996,526

Oil & Gas Production — 2.2%
300,000	B	Hanover Compressor Inc., Sr. Notes, 9.000% due 6/1/14	322,500
198,000	B+	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	222,750
405,000	B+	Plains Exploration & Production Co., Sr. Sub. Notes, Series B, 8.750% due 7/1/12	443,475
90,000	BB	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	96,300
155,000	BB-	SESI, LLC, Sr. Notes, 8.875% due 5/15/11	166,238
400,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	436,000
		Vintage Petroleum, Inc.:
215,000	BB-	Sr. Notes, 8.250% due 5/1/12	233,812
50,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	53,250

			1,974,325

Paper/Forestry Products — 3.1%
400,000	BB-	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	377,000
425,000	B+	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14	446,250
225,000	B-	Blue Ridge Paper Products, Inc., Sr. Secured Notes, 9.500% due 12/15/08	226,125
550,000	BB	Bowater Inc., Debentures, 9.500% due 10/15/12	617,375

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Paper/Forestry Products — 3.1% (continued)
		Buckeye Technologies Inc., Sr. Sub. Notes:
$124,000	B	9.250% due 9/15/08	$124,000
555,000	B	8.000% due 10/15/10	552,225
450,000	B-	Newark Group Inc., Sr. Sub. Notes, 9.750% due 3/15/14	459,000

			2,801,975

Printing/Publishing — 1.6%
200,000	B-	Cenveo, Inc., Sr. Sub. Notes, 7.875% due 12/1/13	179,500
114,000	B	Dex Media East LLC/Dex Media East Finance Co., Notes, 12.125% due 11/15/12	135,660
250,000	B	Dex Media, Inc., Discount Notes, step bond to yield 8.904% due 11/15/13	191,250
244,000	B	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	273,280
225,000	B-	Houghton Mifflin Co., Sr. Discount Notes, step bond to yield 11.492% due 10/15/13	157,500
215,000	B+	Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12	230,050
75,000	B+	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (d)	86,813
100,000	CCC+	Vertis Inc., Secured Notes, 9.750% due 4/1/09	105,000
98,000	BB-	Yell Finance BV, Sr. Discount Notes, step bond to yield 12.263% due 8/1/11	98,000

			1,457,053

Restaurants — 0.7%
450,000	CCC	Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09	436,500
225,000	B	VICORP Restaurants, Inc., Sr. Notes, 10.500% due 4/15/11	230,625

			667,125

Retail Stores — 2.9%
200,000	CCC+	Eye Care Centers of America, Inc., Sr. Sub. Notes, 10.750% due 2/15/15 (d)	192,000
300,000	BBB-	The Gap Inc., Notes, 10.050% due 12/15/08	350,625
		J.C. Penney Co., Inc., Notes:
450,000	BB+	8.000% due 3/1/10	452,250
309,000	BB+	9.000% due 8/1/12	322,905

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Retail Stores — 2.9% (continued)
$ 225,000	B	The Jean Coutu Group (PJC) Inc., Sr. Sub. Notes, 8.500% due 8/1/14	$219,656
		Rite Aid Corp.:
245,000	B-	Notes, 7.125% due 1/15/07	246,225
		Sr. Notes:
280,000	B-	7.625% due 4/15/05	280,350
75,000	B-	11.250% due 7/1/08	80,250
359,000	BB	Saks Inc., Notes, 9.875% due 10/1/11	389,515
125,000	BB	Toys "R" Us, Inc., Sr. Bonds, 7.375% due 10/15/18	105,000

			2,638,776

Telecommunications Equipment — 1.7%
1,150,000	B	Lucent Technologies, Debentures, 6.450% due 3/15/29	997,625
50,000	B-	Nortel Networks Corp., Sr. Notes, 6.125% due 2/15/06	50,375
		Northern Telecom Capital Corp., Notes:
350,000	B-	6.875% due 9/1/23	325,500
155,000	B-	7.875% due 6/15/26	156,550

			1,530,050

Telephone – Cellular — 5.0%
		AirGate PCS, Inc., Sr. Secured Notes:
199,900	CCC	9.375% due 9/1/09	212,893
100,000	B-	6.410% due 10/15/11 (d)(e)	102,500
390,000	CCC+	Alamosa (Delaware) Inc., Sr. Notes, 11.000% due 7/31/10	445,575
		AT&T Wireless Services, Inc.:
700,000	A	Notes, 8.125% due 5/1/12	818,885
775,000	A	Sr. Notes, 7.875% due 3/1/11	882,537
225,000	CCC	Dobson Cellular Systems Inc., Secured Notes, 9.875% due 11/1/12 (d)	230,625
450,000	CCC+	IWO Escrow Co., Sr. Secured Notes, 6.320% due 1/15/12 (d)(e)	461,250
1,100,000	BB	Nextel Communications, Inc., Sr. Notes, 6.875% due 10/31/13	1,152,250
178,000	B-	Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09	196,690

			4,503,205

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Transportation – Marine — 0.5%
$ 200,000	B+	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	$223,500
175,000	BB+	Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21 (d)	184,169

			407,669

Utilities — 6.4%
		The AES Corp., Sr. Notes:
690,000	B-	9.500% due 6/1/09	758,137
25,000	B-	7.750% due 3/1/14	25,937
425,000	BB-	Allegheny Energy Supply Statutory Trust 2001, Secured Notes, 10.250% due 11/15/07 (d)	471,750
300,000	CCC+	Aventine Renewable Energy, Inc., Sr. Secured Notes, 9.010% due 12/15/11 (d)(e)	306,000
105,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	120,142
		Calpine Corp.:
15,000	CCC+	Sr. Notes, 8.625% due 8/15/10	10,537
		Sr. Secured Notes:
760,000	B	8.500% due 7/15/10 (d)	600,400
220,000	B	8.750% due 7/15/13 (d)	167,200
		Edison Mission Energy, Sr. Notes:
435,000	B+	10.000% due 8/15/08	485,569
125,000	B+	7.730% due 6/15/09	130,938
375,000	B+	9.875% due 4/15/11	435,000
685,000	B	NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13 (d)	727,813
395,000	B	Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10	481,900
		Reliant Resources Inc., Sr. Secured Notes:
500,000	B+	9.250% due 7/15/10	537,500
475,000	B+	9.500% due 7/15/13	518,938

			5,777,761

Wireless Equipment — 1.9%
		American Tower Corp.:
165,000	CCC	Discount Notes, zero coupon bond to yield 14.330% due 8/1/08	124,575

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Face Amount	Rating(a)	Security	Value
Wireless Equipment — 1.9% (continued)
		Sr. Notes:
$ 129,000	CCC	9.375% due 2/1/09	$136,095
50,000	CCC	7.500% due 5/1/12	51,000
		Crown Castle International Corp., Sr. Notes:
430,000	CCC+	10.750% due 8/1/11	461,175
125,000	CCC+	7.500% due 12/1/13	137,812
425,000	CCC-	SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (d)	442,000
350,000	B-	SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10	366,625

			1,719,282

		TOTAL CORPORATE BONDS AND NOTES (Cost — $80,616,833)	84,289,180

SENIOR COLLATERALIZED LOAN — 1.1%
Diversified Telecommunications — 1.1%
1,000,000	NR	UPC Broadband, 5.752% due 9/30/12 (g)(h) (Cost — $1,000,000)	1,011,944

Shares
COMMON STOCK — 0.9%
Aerospace/Defense — 0.0%
287		Northrop Grumman Corp.	15,492

Cable/Satellite Television — 0.4%
20,691		Telewest Global, Inc. (i)	368,093

Container/Packaging — 0.0%
6,729		Aurora Foods Inc. (b)(i)	0

Diversified Commercial Services — 0.0%
369		Outsourcing Solutions Inc. (b)(i)	1,290

Diversified Telecommunications — 0.0%
870		McLeodUSA Inc., Class A Shares (i)	156

Electronics — 0.0%
287		Freescale Semiconductor Inc., Class B Shares (i)	4,951

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Shares	Security	Value
Telephone – Cellular — 0.3%
23,706	Alamosa Holdings, Inc. (i)	$276,649

Wireless Equipment — 0.2%
8,779	Crown Castle International Corp. (i)	140,991
2,601	Motorola, Inc.	38,937

		179,928

	TOTAL COMMON STOCK (Cost — $979,139)	846,559

PREFERRED STOCK — 0.9%
Telephone – Cellular — 0.6%
600	Alamosa Holdings, Inc., Series B, 7.500% Cumulative Exchangeable (f)	520,950

Wireless Equipment — 0.3%
4,800	Crown Castle International Corp., 6.250% due 8/15/12 (f)	243,000

	TOTAL PREFERRED STOCK (Cost — $312,600)	763,950

Warrants
WARRANTS (i) — 0.1%
Containers/Packaging — 0.0%
60	Pliant Corp., Expire 6/1/10 (b)(d)	1

Diversified Financial Services — 0.0%
335	Merrill Lynch & Co., Inc., Expire 5/1/09 (b)(d)	0

Diversified Manufacturing — 0.0%
175	Mueller Holdings Inc., Expire 4/15/14	14,044

Diversified Telecommunications — 0.0%
265	GT Group Telecom Inc., Expire 2/1/10 (b)(d)	0
1,000	Iridium World Communications Ltd., Expire 7/15/05 (b)	10
1,300	RSL Communications, Ltd., Expire 11/15/06 (b)	0

		10

Internet Services — 0.0%
325	Cybernet Internet Services International, Inc., Expire 7/1/09 (b)	0

See Notes to Financial Statements.

Schedule of Investments

March 31, 2005 (continued)

Warrants	Security	Value
Wireless Equipment — 0.1%
165	American Tower Corp., Expire 8/1/08 (d)	$37,042

	TOTAL WARRANTS (Cost — $179,481)	51,097

	SUB-TOTAL INVESTMENTS (Cost — $83,088,053)	86,962,730

Face Amount
REPURCHASE AGREEMENT — 3.3%
$2,969,000	Interest in $954,517,000 joint tri-party repurchase agreement dated 3/31/05 with UBS Financial Services Inc., 2.840% due 4/1/05; Proceeds at maturity — $2,969,234; (Fully collateralized by various U.S. Government Agencies and International Bank for Reconstruction & Development Bills, Notes and Bonds, 0.000% to 8.875% due 4/19/05 to 11/15/30; Market value — $3,028,381) (Cost — $2,969,000)	2,969,000

	TOTAL INVESTMENTS — 100.0% (Cost — $86,057,053**)	$89,931,730

(a)	All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)	Security is valued in good faith at fair value by or under the direction of the Fund's Board of Directors.
(c)	Security is currently in default.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines by the Board of Directors.
(e)	Variable rate security.
(f)	Convertible security exchangeable for shares of common stock.
(g)	Interest rate represents the effective rate on loan/debt security.
(h)	The maturity date represents the latest maturity date.
(i)	Non-income producing security.
**	Aggregate cost for federal income tax purposes is $86,215,937.
See pages 27 and 28 for definitions of ratings.

See Notes to Financial Statements.

Bond Ratings

(unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. ”BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “A,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—   Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bond Ratings

(unaudited) (continued)

Aa

—   Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated ”A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

NR	— Indicates that the bond is not rated by either Standard & Poor’s or Moody’s.

Statement of Assets and Liabilities

March 31, 2005

ASSETS:
Investments, at value (Cost — $86,057,053)	$89,931,730
Cash	157
Dividends and interest receivable	1,837,962
Other assets	31,059

Total Assets	91,800,908

LIABILITIES:
Investment advisory fee payable	39,463
Transfer agency service fees payable	23,770
Administration fee payable	15,916
Distributions payable to Auction Rate Cumulative Preferred Stockholders	6,224
Directors’ fees payable	5,550
Accrued expenses	147,418

Total Liabilities	238,341

Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000

Total Net Assets	$56,562,567

NET ASSETS:
Par value of capital shares	$186,403
Capital paid in excess of par value	107,304,140
Overdistributed net investment income	(20,548)
Accumulated net realized loss from security transactions	(54,782,105)
Net unrealized appreciation of investments	3,874,677

Total Net Assets
(Equivalent to $3.03 a share on 18,640,277 capital shares of $0.01 par value outstanding; 250,000,000 capital shares authorized)	$56,562,567

See Notes to Financial Statements.

Statement of Operations

For the Year Ended March 31, 2005

INVESTMENT INCOME:
Interest	$8,026,550
Dividends	28,164

Total Investment Income	8,054,714

EXPENSES:
Investment advisory fee (Note 2)	462,885
Administration fee (Note 2)	185,154
Shareholder communications	127,425
Audit and legal	125,847
Auction participation fees (Note 4)	89,060
Custody	60,001
Directors’ fees	59,751
Transfer agency service fees	57,240
Listing fees	25,075
Rating agency fees	16,500
Auction agency fees	6,000
Other	16,956

Total Expenses	1,231,894

Net Investment Income	6,822,820

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	1,818,039
Foreign currency transactions	(2,567)

Net Realized Gain	1,815,472

Net Change in Unrealized Appreciation/Depreciation of Investments and Foreign Currencies	(3,296,586)

Increase From Payment by Affiliate (Note 2)	43,400

Net Loss on Investments and Foreign Currencies	(1,437,714)

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(659,241)

Increase in Net Assets From Operations	$4,725,865

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended March 31,

	2005	2004
OPERATIONS:
Net investment income	$6,822,820	$7,295,099
Net realized gain	1,815,472	427,902
Net change in unrealized appreciation/depreciation	(3,296,586)	8,991,052
Increase from payment by affiliate	43,400	—
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(659,241)	(422,457)

Increase in Net Assets From Operations	4,725,865	16,291,596

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,782,963)	(6,905,977)
Return of capital	—	(573,300)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(6,782,963)	(7,479,277)

FUND SHARE TRANSACTIONS (NOTE 5):
Net asset value of shares issued for reinvestment of distributions	1,348,583	1,626,134

Increase in Net Assets From Fund Share Transactions	1,348,583	1,626,134

Increase (Decrease) in Net Assets	(708,515)	10,438,453

NET ASSETS:
Beginning of year	57,271,082	46,832,629

End of year*	$56,562,567	$57,271,082

* Includes overdistributed net investment income of:	$(20,548)	$(129,177)

See Notes to Financial Statements.

Financial Highlights

For a share of common stock outstanding throughout each year ended March 31:

	2005(1)	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$3.14	$2.63	$2.95	$3.97		$5.02

Income (Loss) From Operations:
Net investment income	0.37	0.41	0.44	0.61	(2)	0.88
Net realized and unrealized gain (loss)	(0.07)	0.54	(0.27)	(0.98	)(2)	(1.00)
Distributions Paid to 7.00% Cumulative Preferred Stock Shareholders from net investment income	—	—	—	—		(0.04)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.04)	(0.02)	(0.04)	(0.09)		(0.23)

Total Income (Loss) From Operations	0.26	0.93	0.13	(0.46)		(0.39)

Underwriting Commission and Expenses of Issuance of Auction Rate Cumulative Preferred Stock	—	—	—	—		(0.05)

Change in Undeclared Distributions on Auction Rate Cumulative Preferred Stock	—	—	—	0.00	*	0.04

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.37)	(0.39)	(0.40)	(0.51)		(0.62)
Return of capital	—	(0.03)	(0.05)	(0.05)		(0.03)

Total Distributions Paid to Common Stock Shareholders	(0.37)	(0.42)	(0.45)	(0.56)		(0.65)

Net Asset Value, End of Year	$3.03	$3.14	$2.63	$2.95		$3.97

Market Value, End of Year	$3.22	$3.99	$3.66	$3.61		$4.82

See Notes to Financial Statements.

Financial Highlights

(continued)

	2005		2004	2003	2002	2001
Total Return, Based on Market Value(3)(4)	(10.37	)%(5)	21.98%	18.06%	(13.20)%	25.02%

Total Return, Based on Net Asset Value(3)(4)	7.17	%(5)	33.59%	3.81%	(13.88)%	(8.97)%

Net Assets, End of Year (000s)	$56,563		$57,271	$46,833	$50,761	$65,634

Ratios to Average Net Assets Based on Common Shares Outstanding(6):
Expenses	2.14%		2.30%	2.82%	2.81%	2.14	%(7)#
Net investment income	11.85		13.48	17.52	22.85 (2)	19.12	#
Portfolio Turnover Rate	29%		31%	73%	82%	85%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.
(6)	Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(7)	The investment adviser voluntarily waived a portion of its fees for the year ended March 31, 2001. If such fees had not been voluntarily waived, the actual expense ratio would have been 2.21%.
#	Amount has been reclassified to conform to current year presentation.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

(continued)

The table below sets out information with respect to Auction Rate Cumulative Preferred Stock as of March 31:

	2005	2004	2003	2002	2001
Auction Rate Cumulative Preferred Stock(1)(2)(3)(4):
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$40,000	$50,000
Asset Coverage Per Share	65,402	65,908	58,452	56,726	57,828
Involuntary Liquidating Preference Per Share(5)	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share(5)	25,000	25,000	25,000	25,000	25,000

(1)	On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(2)	On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3)	On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4)	On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1.    Organization and Significant Accounting Policies

Zenix Income Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in over-the counter markets, securities for which no sales price was reported and fixed-income securities are valued at the mean between the closing bid and asked prices. Securities, which are listed or traded on more than one exchange or market, are valued at the quotations on the exchange or market determined to be the pricing market for such securities. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

Notes to Financial Statements

(continued)

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The holders of Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of monies legally available to shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. To the extent that the Fund’s current year distributions of net investment income exceed current

Notes to Financial Statements

(continued)

year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of the capital loss carryforward utilized.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities and, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(g) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required for the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax

Notes to Financial Statements

(continued)

reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$403,496	—	$(403,496)
(b)	324,517	$(324,517)	—
(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.    Investment Advisory Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (”SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (‘‘Citigroup’’), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, SBFM reimbursed the Fund in the amount of $43,400 for losses incurred resulting from an investment transaction error.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

Notes to Financial Statements

(continued)

3.    Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$25,772,808
Sales	26,006,772

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,919,191
Gross unrealized depreciation	(4,203,398)
Net unrealized appreciation	$3,715,793

4.    Auction Rate Cumulative Preferred Stock

As of March 31, 2005, the Fund had 1,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 1.04% to 2.95% for the year ended March 31, 2005.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to

Notes to Financial Statements

(continued)

each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2005, CGM earned $89,060 as the lead participating broker/dealer.

5.    Common Stock

Common stock transactions were as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	385,800	$1,348,583	442,860	$1,626,134

6.    Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$7,442,204	$7,328,434
Total Taxable Distributions	7,442,204	7,328,434
Tax return of capital	—	573,300
Total Distributions Paid	$7,442,204	$7,901,734

Subsequent to the fiscal year end, the Fund had made the following distribution to common shareholders:

Record Date:	4/26/05 Payable Date: 4/29/05	$0.027

Notes to Financial Statements

(continued)

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward(a)	$(54,637,545)
Other book/tax temporary differences(b)	(6,224)
Unrealized appreciation(c)	3,715,793
Total Accumulated Losses	$(50,927,976)
(a)	During the year ended March 31, 2005, Zenix Income Fund Inc. utilized $1,669,862 of its capital loss carryforward available from prior years. As of March 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2007	$(34,327)
3/31/2008	(6,786,678)
3/31/2009	(12,670,390)
3/31/2010	(26,209,579)
3/31/2011	(7,861,753)
3/31/2012	(1,074,818)
$(54,637,545)

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid by the Fund.
(c)	The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the recognition of consent fees.

7.    Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

Notes to Financial Statements

(continued)

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The

Notes to Financial Statements

(continued)

distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Zenix Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Zenix Income Fund Inc. (“Fund”) as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zenix Income Fund Inc. as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2005

Financial Data

(unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2004
4/22/03	4/25/03	$3.670	$2.73	$0.0375	$3.487
5/27/03	5/30/03	3.750	2.84	0.0375	3.563
6/24/03	6/27/03	4.080	2.97	0.0375	3.876
7/22/03	7/25/03	3.850	2.96	0.0375	3.658
8/26/03	8/29/03	3.600	2.85	0.0375	3.420
9/23/03	9/26/03	3.730	2.95	0.0325	3.544
10/28/03	10/31/03	3.700	3.01	0.0325	3.515
11/24/03	11/28/03	3.920	3.04	0.0325	3.724
12/22/03	12/26/03	4.000	3.13	0.0325	3.800
1/27/04	1/30/04	4.170	3.23	0.0325	3.962
2/24/04	2/27/04	4.050	3.12	0.0325	3.848
3/23/04	3/26/04	4.070	3.12	0.0325	3.867
Fiscal Year 2005
4/27/04	4/30/04	3.620	3.11	0.0325	3.439
5/25/04	5/28/04	3.520	2.97	0.0325	3.344
6/22/04	6/25/04	3.640	3.01	0.0325	3.458
7/27/04	7/30/04	3.760	3.02	0.0325	3.572
8/24/04	8/27/04	3.880	3.06	0.0325	3.686
9/21/04	9/24/04	3.880	3.11	0.0325	3.686
10/26/04	10/29/04	3.980	3.14	0.0325	3.781
11/22/04	11/26/04	3.970	3.19	0.0325	3.772
12/28/04	12/31/04	3.520	3.21	0.0270	3.344
1/25/05	1/28/2005	3.470	3.17	0.0270	3.297
2/22/05	2/25/2005	3.480	3.20	0.0270	3.306
3/21/05	3/24/2005	3.370	3.10	0.0270	3.202

*	As of record date.

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Zenix Income Fund Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	50	None
Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	24	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None
William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1995	President of W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP p.l.c.	44	Director, Associated Bank and Associated Banc-Corp.

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2001	Senior Partner of Pavia & Harcourt Attorneys	7	None

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1951	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A
Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”) and investment officer of certain other investment companies associated with Citigroup	N/A	N/A
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of SBAM and investment officer of certain other investment companies associated with Citigroup	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM and TIA	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Annual CEO Certification

(unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Dividend Reinvestment Plan

(unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”) as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a

Dividend Reinvestment Plan

(unaudited) (continued)

Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any

Dividend Reinvestment Plan

(unaudited) (continued)

dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1 (800) 331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Beth A. Semmel, CFA

Vice President and Investment Officer

Peter J. Wilby, CFA

Vice President and Investment Officer

Andrew Beagley

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA     Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

This report is intended only for the shareholders of the

ZENIX Income Fund Inc.

It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD02395 5/05

05-8527

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Zenix Income Fund Inc. were $34,000 and $34,000 for the years ended 3/31/05 and 3/31/04.

(b)	Audit-Related Fees for the Zenix Income Fund Inc. were $60,000 and $20,000 for the years ended 3/31/05 and 3/31/04.

(c)	Tax Fees for Zenix Income Fund Inc. were $5,800 and $2,800 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Zenix Income Fund Inc.

(d)	All Other Fees for Zenix Income Fund Inc. were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Zenix Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Zenix Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Zenix Income Fund Inc Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)	Yes. The Zenix Income Fund Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Zenix Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not	Applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	June 9, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Zenix Income Fund Inc.

Date:	June 9, 2005